SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2001

CHURCHILL DOWNS INCORPORATED
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	0-1469 Commission file number	61-0156015 (IRS Employer Identification No.)

700 Central Avenue, Louisville, KY 40208
Address of principal executive offices)
(Zip Code)

(502) 636-4400
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

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CHURCHILL DOWNS INCORPORATED

I N D E X

ITEM 1-4.	Not Applicable
ITEM 5.	OTHER EVENTS
Copy of press release is set forth in Exhibit 99 to this filing and incorporated herein by reference
ITEM 6.	Not Applicable
ITEM 7.	Financial Statements and Exhibits
(a) Financial statements of business acquired
Not Applicable
(b) Pro forma financial information
Not Applicable
(c) Exhibits
- Exhibit 99 Press Release dated October 23, 2001
ITEM 8-9.	Not Applicable
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHURCHILL DOWNS INCORPORATED
October 25, 2001	/s/Robert L. Decker
Robert L. Decker
Executive Vice President and Chief Financial Officer
(Principal Accounting Officer)
October 25, 2001	/s/Michael E. Miller
Michael E. Miller
Senior Vice President, Finance
(Principal Accounting Officer)

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